Second Quarter 2013 Earnings Call and Webcast August 1, 2013 Exhibit 99.2

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, (the “Exchange Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, with respect to our financial condition, results of operations and business and our expectations or beliefs concerning future events. Such forward-looking statements include the discussions of our business strategies, estimates of future global steel production, trends toward outsourcing and other market metrics and our expectations concerning future operations, margins, profitability, liquidity and capital resources, among others. Although we believe that such forward-looking statements are reasonable, there can be no assurance that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
Certain areas of this presentation depict Revenue After Raw Materials Costs, EBITDA and Discretionary Cash
Flow, which are non-GAAP financial measures. Revenue After Raw Materials Costs, EBITDA and
Discretionary Cash Flow are not and should not be considered alternatives to revenues or net income or any other financial measure under U.S. GAAP. We reconcile these measurements to GAAP in certain reports we file with the S.E.C. pursuant to the Exchange Act, including current reports on Form 8-K that contain our earnings releases and our quarterly and annual reports on forms 10-Q and 10-K.
When we use the term
“North
America ” in this presentation, we are referring to the United States and
Canada; when we use the term
“International,”
we are referring to countries other than the United States and
Canada; when we use the term
“Latin
America,
” we are referring to Mexico, Central America, South America and the Caribbean, including Trinidad & Tobago.
Safe Harbor Provision

TMS International
We Create Value

Year-Over-Year Comparison

(0.3)%

(4.7)%

Quarter-Over-Quarter Comparison

(1.7)%

(5.7)%

REVENUE AFTER RAW MATERIALS COSTS ($MM)
ADJUSTED EBITDA ($MM)
Second Quarter 2013 Results
REVENUE AFTER RAW MATERIALS COSTS ($MM)
ADJUSTED EBITDA ($MM)
2
153.6
153.1
37.8
36.1
155.8
153.1
38.3
36.1
2Q 2012
2Q 2013
2Q 2013 2Q 2012
1Q 2013
1Q 2013
2Q 2013
2Q 2013

TMS International

We Create Value

Year-Over-Year Comparison

CAPACITY UTILIZATION (%)

CAPACITY UTILIZATION (%)

Quarter-Over-Quarter Comparison

CAPACITY UTILIZATION (%)

CAPACITY UTILIZATION (%)

Operating Environment Summary
2Q 2013 2Q 2012
TMS CUSTOMERS BY REGION ¹
TMS CUSTOMERS BY REGION ¹
1Q 2013 2Q 2013
²
²
(1) Capacity utilization data excludes two greenfield mills (one in North America and one in Latin America) that are currently ramping up production.
(2) North America capacity utilization decreased during 2Q2013 due to temporary production outages at three sites.
3
75.7
77.9
77.9 78.6
81.0
86.1
88.8
89.5
73.2
78.5
76.4
78.3
80.1
76.4
80.7
73.2
89.9
88.8
78.0
81.0
TMS Global
North America
Europe
Latin America
U.S. Industry
U.S. Industry
TMS Global North America Europe Latin America

MSG Operational Highlights

North American same-site results decreased due to three temporary outages and a non-recurring arbitration award received in 2Q 2012
Increased production year-over-year at customer sites in Latin
America, South Africa and UAE
New contracts continue to perform well
Increased Mexican market penetration with expansion of services at an existing customer site
New stainless steel recovery system being installed at customer’s facility in Pennsylvania
Continued contract renewal rate momentum YTD 2013, a testament to our ongoing value proposition for our customers

TMS International
We Create Value

Year-Over-Year Comparison

MM TONS

MM TONS

Quarter-Over-Quarter Comparison

MM TONS

MM TONS

RMOG Operational Highlights
VOLUME BY CHANNEL
4.0
NORTH AMERICA INTERNATIONAL AGENCY NON-AGENCY
VOLUME BY GEOGRAPHY
3.3
4.0
3.3
3.7
3.7
3.3 3.3
REVENUE AFTER RAW
MATERIALS COSTS ($MM)
16.4
16.4
18.8
16.4
4
3
2
1
0
4
3
2
1
0
4
3
2
1
0
4
3
2
1
0
2Q 2012
2Q 2013
2Q 2012
2Q 2013
2Q 2012 2Q 2013
1Q 2013 2Q 2013
1Q 2013 2Q 2013 1Q 2013 2Q 2013
$20
$15
$10
$5
$0
$20
$15
$10
$5
$0
0.7
0.7
0.7
3.3
2.7
2.7
1.1
1.2
2.9
2.2
2.2
2.7
1.0
1.1
0.8
2.9

Second Quarter
($MM)
2013 2012 % Change
Revenue After Raw Materials Costs
$153.1 $153.6 (0.3)%
Adjusted EBITDA
$36.1 $37.8 (4.7)%
Discretionary Cash Flow
1
$25.7 $28.6 (10.3)%
Growth Capital
$5.0 $12.6
Net Debt
$278.8 $283.5
Net Leverage Ratio
1.9x 2.0x
(1)   Adjusted EBITDA less Maintenance Capital Expenditures.
Second Quarter Financial Highlights

Concluding Remarks

2013 Adjusted EBITDA Guidance of $150-$155 million
Challenging quarter due to temporary site outages in North America and lower volumes in brokerage business
We and our customers are optimistic for improvement in production volumes in second half of 2013
New contracts continue to perform well
Continued focus on cost discipline and cash flow generation
Pipeline of new projects remains strong and pleased with expansion of business in Mexico

TMS International
We Create Value®

TMSInternationalCorp.com